UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2020

AMN HEALTHCARE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16753	06-1500476
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8840 Cypress Waters Boulevard, Suite 300 Dallas, Texas 75019
(Address of principal executive offices) (Zip Code)

(866) 871-8519
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMN	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 18, 2020, AMN Healthcare Services, Inc., a Delaware corporation (the “Company”) filed a current report on Form 8-K (the “Original Filing”) disclosing that AMN Healthcare, Inc., a Nevada corporation (the “AMN Nevada”), a wholly owned subsidiary of the Company, completed its acquisition (the “Acquisition”) of Stratus Video Holding Company, a Delaware corporation (“Stratus Video”), pursuant to the terms of a Stock Purchase Agreement by and among AMN Nevada, Stratus Video 2016 Group, LLC, a Delaware limited liability company, and Stratus Video.

This Amendment No.1 on Form 8-K/A amends the Original Filing to include the required historical financial statements of Stratus Video and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, as well as the related auditor consent, and should be read in conjunction with the Original Filing.

The pro forma financial information included as Exhibit 99.2 to this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K, and does not purport to represent the actual results of operations that the Company and Stratus Video would have achieved had the companies been combined at and during the period presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve following the Acquisition.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of business acquired

The audited consolidated financial statements of Stratus Video as of December 31, 2019 and for the year then ended are filed as Exhibit 99.1, and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma combined financial statements of the Company as of December 31, 2019 and the year then ended is filed as Exhibit 99.2 and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Mayer Hoffman McCann CPAs, the New York Practice of Mayer Hoffman McCann P.C.

99.1	Audited Consolidated Financial Statements of Stratus Video Holding Company as of and for the year ended December 31, 2019

99.2	Unaudited Pro Forma Combined Financial Statements of AMN Healthcare Services, Inc. as of and for the year ended December 31, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN Healthcare Services, Inc.

Date: May 1, 2020	By:	/s/ Susan R. Salka
Susan R. Salka
Chief Executive Officer

3